EXH10-8

                                    GUARANTY

         This Guaranty made this 5th day of December, 1990, by the undersigned (the "Guarantor") to and for the benefit of the CONNECTICUT DEVELOPMENT AUTHORITY having its principal office at 217 Washington Street in the City of Hartford, County of Hartford and State of Connecticut (the "Authority"),

                              W I T N E S S E T H:

         WHEREAS, AUTOMATED LIGHT TECHNOLOGIES, INC. (the "Debtor") has applied to the Authority for a loan in the total amount of THREE HUNDRED THOUSAND AND NO/100 ($300,000.00) DOLLARS to be evidenced by its note in that amount of even date herewith (the "Note"), a copy of which is attached hereto, secured by a security agreement bearing the same date as the Note (the "Security Agreement"); and

         WHEREAS, to induce the Authority to make said loan, the Guarantor has agreed with the Authority to guarantee the payment of principal and interest and any other charges provided for in the Note and the Security Agreement and the performance by the Debtor of all of the covenants on its part to be performed and observed pursuant to the provisions thereof;

         NOW, THEREFORE, in consideration of the premises and of the sum of ONE DOLLAR ($1.00) paid by the Authority to the Guarantor at or before delivery of this Guaranty, the receipt and sufficiency of which is hereby acknowledged, the
Guarantor:

         1. Unconditionally and absolutely guarantees the due and punctual payment of the principal of the Note, the interest thereon and other monies due or which may become due thereon, and the due and punctual performance and observance by the Debtor of all the other terms, covenants and conditions of the Note and the Security Agreement, whether according to the present terms thereof, at any earlier or accelerated date or dates as provided therein, or pursuant to any extension of time or to any change or changes in the terms, covenants and conditions thereof now or at any time hereafter made or granted.

         2. Waives diligence, presentment, protest, notice of dishonor, demand for payment, extension of time for payment, notice of acceptance of this Guaranty, nonpayment at maturity and indulgence and notices of every kind, and consents to any and all forebearances and extensions of the time of payment of the Note and the Security Agreement and to any and all changes in the terms, covenants and conditions thereof made or granted and to any and all substitutions, exchanges or releases of all or any part of the collateral therefor or of any other guarantor therefor; it being the intention hereof that Guarantor shall remain liable as principal until the full amount of the principal of the Note ant the Security Agreement, with interest, and any other sums due or to become due thereunder shall have been fully paid and the terms, covenants and conditions shall have been fully performed and observed by the Debtor, notwithstanding any act, omission or thing which might otherwise operate as a legal or equitable discharge of the Guarantor. The Guarantor also waives all rights waived in the Note by the maker thereof and all rights under Section 49-1 of the General Statutes of Connecticut.

         3. Agrees that it shall have no right of subrogation whatsoever with respect to the aforesaid indebtedness, or to any monies due and unpaid thereof or any collateral securing the same, unless and until the Authority shall have received payment in full of all sums at any time due on the Note and/or secured by the Security Agreement.

         4. Agrees that this Guaranty may be enforced by the Authority without first resorting to or exhausting any other security, collateral or guarantor and without first having recourse to the Note or any of the property or collateral secured by the Security Agreement through court proceedings or otherwise; provided, however, that nothing herein contained shall prevent the Authority from suing on the Note with or without making the Guarantor a party to the suit or from exercising other rights thereunder and if such suit or other remedy is availed of only the net proceeds therefrom, after deduction of all charges and expenses of every kind and nature whatsoever incurred in connection with the collection or enforcement of the Note and/or the Security Agreement, shall be applied and the Authority shall not be required to institute or prosecute proceedings to recover any deficiency as a condition of payment hereunder or enforcement hereof. At any sale of the property or collateral securing the indebtedness, or any part thereof, whether upon judgment or otherwise the Authority may at its discretion purchase all or any part of such collateral so sold or offered for sale for its own account and may apply against the amount bid therefor an equal amount out of the balance due it pursuant to the terms of the Note and/or the Security Agreement.

         5. Agrees that the Guarantor's obligation to make payment in accordance with the terms of this Guaranty shall not be impaired, modified, changed, released, or limited in any manner whatsoever by any impairment, modification, change, release or limitation of the liability of the Debtor or its estate in bankruptcy resulting from the operation of any present or future provision of the Federal Bankruptcy Code or other similar statute, or from the decision of any court.

         6. Agrees that in the event this Guaranty is placed in the hands of any attorney for enforcement, the Guarantor will reimburse the Authority for all expenses incurred, including reasonable attorneys fees.

         7. Agrees that this Guaranty shall inure to the benefit of and may be enforced by the Authority, and any subsequent holder of the Note and/or the Security Agreement and shall be binding upon and enforceable against the Guarantor and the Guarantor's heirs, administrators, executors, successors and assigns.

         8. Agrees that the Guarantor has the power and authority to enter into and perform this Guaranty and to incur the obligations herein provided for and that all documents and agreements executed and delivered pursuant hereto, when delivered, will be valid ant binding in accordance with their respective terms and will deliver an opinion of counsel with respect thereto.

         9. Agrees to provide the Authority with annual personal financial statements and/or tax return of the Guarantor on each anniversary of the date of this Guaranty

         10. As used hereinabove, unless the context clearly indicates a contrary context, pronouns of any gender shall include the other genders, and either the singular or plural shall include the other.

         11. If this Guaranty is executed by more than one Guarantor, the liability of the Guarantors hereunder shall be joint and several.

         IN WITNESS WHEREOF, this Guaranty has been duly signed, sealed and delivered by the Guarantor the day and year first above written.

Signed, Sealed and Delivered in the Presence of:




------------------------


------------------------            ------------------------
                                     MOHD A . ASLAMI



------------------------


------------------------            ------------------------
                                     CHARLES DeLUCA

         5. Agrees that the Guarantor's obligation to make payment in accordance with the terms of this Guaranty shall not be impaired, modified, changed, released, or limited in any manner whatsoever by any impairment, modification, change, release or limitation of the liability of the Debtor or its estate in bankruptcy resulting from the operation of any present or future provision of the Federal Bankruptcy Code or other similar statute, or from the decision of any court.

         6. Agrees that in the event this Guaranty is placed in the hands of any attorney for enforcement, the Guarantor will reimburse the Authority for all expenses incurred, including reasonable attorneys fees.

         7. Agrees that this Guaranty shall inure to the benefit of and may be enforced by the Authority, and any subsequent holder of the Note and/or the Security Agreement and shall be binding upon and enforceable against the Guarantor and the Guarantor's heirs, administrators, executors, successors and assigns.

         8. Agrees that the Guarantor has the power and authority to enter into and perform this Guaranty and to incur the obligations herein provided for and that all documents and agreements executed and delivered pursuant hereto, when delivered, will be valid ant binding in accordance with their respective terms and will deliver an opinion of counsel with respect thereto.

         9. Agrees to provide the Authority with annual personal financial statements and/or tax return of the Guarantor on each anniversary of the date of this Guaranty

         10. As used hereinabove, unless the context clearly indicates a contrary context, pronouns of any gender shall include the other genders, and either the singular or plural shall include the other.

         11. If this Guaranty is executed by more than one Guarantor, the liability of the Guarantors hereunder shall be joint and several.

         IN WITNESS WHEREOF, this Guaranty has been duly signed, sealed and delivered by the Guarantor the day and year first above written.

Signed, Sealed and Delivered in the Presence of:



------------------------


------------------------            ------------------------
                                     MOHD A . ASLAMI



------------------------


------------------------            ------------------------
                                     CHARLES DeLUCA